UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2016

Vet Online Supply.INC
(Exact name of registrant as specified in its charter)
[Missing Graphic Reference]

Florida	7310	47-0990750
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1401 Market Street, PMB 309
 San Diego, CA  92101

(Address of principal executive offices)

503-308-9178

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

ITEM 8.01 OTHER INFORMATION

On December 2, 2016, the Board of Directors of Vet Online Supply, Inc., consisting of the sole Officer and Director of the Company, Mr. Edward Aruda, deemed it in the best interest of the Company, and its Shareholders, to cancel 7,361250,000 Shares of Common Stock beneficially owned by Mr. Aruda and return those shares to treasury.  The Company feels that with the cancellation and return to treasury of those shares, would assist the Company in raising additional capital for the Company, when the need arises.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VET ONLINE SUPPLY, INC.

Date: December 5, 2016

                                /s/Edward Aruda
                       By:  Edward Aruda, President/Director